UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

Laser Photonics Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41515	84-3628771
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

250 Technology Park Lake Mary, FL	32746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	LASE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 20, 2026, Laser Photonics Corporation (the “Company”) received a letter (the “Notification Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it has not been in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) because the closing bid price of the Company’s common stock was below $1.00 per share for the last 30 consecutive business days.. The Notification Letter has no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Capital Market, and the Company’s common stock will continue to trade on The Nasdaq Capital Market under the symbol “LASE.”

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until April 19, 2027, to regain compliance with the minimum bid price requirement. The Company will regain compliance if, at any time during this 180-day period, the closing bid price of its common stock is at least $1.00 per share for a minimum of 10 consecutive business days (or such longer period of time as the Nasdaq staff may require in some circumstances, but generally not more than 20 consecutive business days). If the Company does not regain compliance by April 19, 2027, it may be eligible for an additional 180-day compliance period, provided that the Company meets the continued listing requirement for market value of publicly held shares and all other applicable initial listing standards for The Nasdaq Capital Market, other than the bid price requirement, and provides written notice to Nasdaq of its intention to cure the deficiency during the second compliance period. If the Company does not qualify for a second compliance period or fails to regain compliance during the second compliance period, Nasdaq will notify the Company of its determination to delist the Company’s common stock, at which point the Company would have the opportunity to appeal that determination to a hearings panel.

The Company intends to actively monitor the closing bid price of its common stock and will consider its available options to regain compliance with the minimum bid price requirement within the periods permitted by Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laser Photonics Corporation

Date: October 23, 2026	By:	/s/ Timothy Peterman
Timothy Peterman
Chief Financial Officer and Secretary

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